                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) January 31, 2008
                                                        -----------------

                                  Travelstar, Inc.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                   California
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
--------------------------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of January 31, 2008, Jerry Galant resigned as the Chief Financial Officer of Travelstar, Inc., a California corporation (the "Company"). Mr. Galant, who lives in Dallas, Texas, provided extensive bi-weekly traveling to Florida which have been increasingly difficult for him and his family as his reasons for resigning the position with the Company. Mr. Galant will stay on as a consultant for the Company for a part of February, 2008 to assist the Company in transitioning a new CFO.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.


None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2008                    Travelstar, Inc.

                                           By: /s/ William M. Alverson
                                               ------------------------------
                                               William M. Alverson
                                               President


                                       3